UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5021

Dreyfus Premier Short Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	9/30/07

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
30	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Short-Intermediate
Municipal Bond Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Short-Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2007, through September 30, 2007.

After an extended period of relative stability, fixed-income markets encountered heightened volatility during the reporting period as the credit cycle appeared to shift to a new phase.Turmoil in the U.S. sub-prime mortgage sector that began just weeks before the start of the reporting period spread to other areas of the economy over the summer, causing investors to reassess their attitudes toward risk. The ensuing “flight to quality” caused bond prices to fall sharply in the market’s more credit-sensitive areas.While we saw no overall change in the underlying credit fundamentals of municipal bonds, the tax-exempt market was nonetheless affected by liquidity concerns.To help restore liquidity, the Federal Reserve Board cut key short-term interest rates in August and September. Investors reacted favorably to the Fed’s moves, and municipal bond prices began to rebound.

We believe that these developments have created opportunities to purchase municipal bonds at more attractive prices and yields than have been available for some time. Since each investor’s situation is unique, we encourage you to talk about these investment matters with your financial advisor, who can help you make the right adjustments for your portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2007, through September 30, 2007, as provided by Monica S.Wieboldt, Senior Portfolio Manager

Fund and Market Performance Overview

Although a credit crisis over the summer of 2007 led to sharp declines in the municipal bond market, a strong rebound in late August and September enabled the market to post a positive absolute return for the reporting period.The fund produced lower returns than its benchmark but higher returns (Class D) than its Lipper category average, primarily due to its relatively short average duration.

For the six-month period ended September 30, 2007, Dreyfus Premier Short-Intermediate Municipal Bond Fund produced total returns of 1.08% for Class B shares and 1.65% for Class D shares.1 In comparison the fund’s benchmark, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), which is not subject to fees and expenses like a mutual fund, provided a total return of 2.17% for the reporting period.2 In addition, the average total return for all funds reported in the Lipper Short Municipal Debt Funds category was 1.50% ..3

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.The fund will invest only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus,but may continue to hold bonds which are subsequently downgraded to below investment grade.4 The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

A Strong Market Rebound Offset Previous Declines

A moderate economic slowdown, mild inflation and an unchanged monetary policy helped to keep bond prices within a relatively narrow range over the first half of the reporting period. Municipal bonds also were supported by robust investor demand and sound fiscal conditions for most states and municipalities. However, these conditions changed dramatically over the summer of 2007, when turmoil in the U.S. sub-prime mortgage sector of the taxable bond market spread to other fixed-income sectors. Although we saw no evidence of credit deterioration among municipal bond issuers, the tax-exempt market was affected by selling pressure from highly leveraged hedge funds and other institutional investors, which were attempting to raise cash. In the immediate aftermath of the summertime decline, tax-exempt bonds traded at their highest yield levels in more than three years.

These difficult liquidity conditions prompted the Federal Reserve Board (the “Fed”) to reduce two key short-term interest rates in August and September. The market responded favorably to the Fed’s actions, sparking a rally that erased most of its earlier losses. In addition, investors engaging in a “flight to quality” boosted demand for shorter-term municipal bonds, helping them hold up better during the downturn than longer-term bonds.

Short Duration Supported Fund Performance

Because of historically narrow yield differences along the market’s maturity range early in the reporting period, we set the fund’s average duration in a range we considered slightly shorter than industry aver-

ages.This positioning enabled the fund to avoid the full brunt of the summer market decline. The fund benefited from its emphasis on issues such as tax-supported obligations and multi-family housing bonds, which generally retained their value. Conversely, tobacco and corporate-related debt underperformed as investors demanded wider yield spreads for assuming additional risk.As their yields moved higher, we found new opportunities with attractive yield spreads in these areas. Investor recognition of these opportunities and lower short-term interest rates from the Fed set the stage for a market rally toward the end of the reporting period.

Maintaining a Conservative Investment Posture

We recently extended the fund’s average duration to take advantage of higher yields and steeper yield differences along the market’s maturity range.The U.S. economy has continued to send mixed signals, tempering expectations of multiple rate cuts from the Fed, although the market is still pricing in a December cut. Accordingly, we have focused on issues that, in our judgment, provide a high degree of liquidity, and we intend to continue to look for opportunities to boost income by further increasing the fund’s duration. In our view, these are prudent strategies in today’s changing economic and market environments.

October 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the applicable contingent deferred sales charge imposed on redemptions in the case of
Class B shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-
exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.
[4]	The fund may continue to own investment grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Short-Intermediate Municipal Bond Fund from April 1, 2007 to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2007
	Class B Shares	Class D Shares

Expenses paid per $1,000 †	$ 8.80	$ 3.88
Ending value (after expenses)	$1,010.80	$1,016.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2007
	Class B Shares	Class D Shares

Expenses paid per $1,000 †	$ 8.82	$ 3.89
Ending value (after expenses)	$1,016.25	$1,021.15

† Expenses are equal to the fund’s annualized expense ratio of 1.75% for Class B shares and .77% for Class D shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2007 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—92.5%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—1.5%
Jefferson County,
Limited Obligation
School Warrants	5.00	1/1/09	2,000,000	2,038,120
California—2.7%
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.00	2/1/11	1,500,000	1,535,790
California Municipal Finance
Authority, SWDR (Waste
Management, Inc. Project)	4.10	9/1/09	1,000,000	992,950
Imperial Redevelopment Agency,
Subordinate Tax Allocation
Revenue (Imperial
Redevelopment Project)	4.50	12/1/11	1,300,000	1,283,633
Colorado—2.7%
Black Hawk,
Device Tax Revenue	5.00	12/1/12	760,000	774,683
Countrydale Metropolitan District
(LOC; Compass Bank)	3.50	12/1/07	3,000,000	2,998,050
Connecticut—.1%
Mohegan Tribe of Indians of
Connecticut Gaming Authority,
Priority Distribution Payment
Public Improvement Revenue	5.00	1/1/08	100,000	100,208
District of Columbia—1.3%
District of Columbia,
Enterprise Zone Revenue
(819 7th Street, LLC Issue)
(LOC; Branch Banking
and Trust Company)	3.60	10/1/09	1,845,000	1,829,797
Florida—5.1%
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/10	2,000,000	2,070,920
Lee County Industrial Development
Authority, Healthcare
Facilities Revenue (Cypress
Cove at Healthpark
Florida, Inc. Project)	4.75	10/1/08	3,000,000	2,998,530

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Miami-Dade County School Board,
COP (Master Lease Purchase
Agreement) (Insured; MBIA)	5.00	5/1/11	2,000,000	2,093,140
Georgia—2.1%
Development Authority of the City
of Milledgeville and Baldwin
County, Revenue (Georgia
College and State University
Foundation Property III, LLC
Student Housing System Project)	5.00	9/1/08	835,000	846,473
Development Authority of the City
of Milledgeville and Baldwin
County, Revenue (Georgia
College and State University
Foundation Property III, LLC
Student Housing System Project)	5.00	9/1/09	1,045,000	1,074,009
Private Colleges and Universities
Authority, Student Housing
Revenue (Mercer Housing
Corporation Project)	6.00	6/1/11	980,000	1,012,585
Illinois—.7%
Illinois Housing Development
Authority, Housing Revenue	3.85	7/1/09	1,000,000	1,002,060
Iowa—.7%
Coralville,
Annual Appropriation GO Urban
Renewal Bond Anticipation
Project Notes	4.25	6/1/09	1,000,000	1,003,770
Kansas—2.9%
Burlington,
EIR, Series A (Kansas City
Power and Light
Company Project)	4.75	10/1/07	1,000,000	1,000,080
Burlington,
EIR, Series B (Kansas City
Power and Light
Company Project)	4.75	10/1/07	2,000,000	2,000,060
Burlington,
EIR, Series D (Kansas City
Power and Light
Company Project)	4.75	10/1/07	1,000,000	1,000,030

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Louisiana—3.8%
Louisiana Offshore Terminal
Authority, Deepwater Port
Revenue (LOOP LLC Project)	4.00	9/1/08	2,000,000	2,004,180
Louisiana Public Facilities
Authority, Revenue (Pennington
Medical Foundation Project)	4.00	7/1/11	975,000	971,919
Plaquemines Parish Law Enforcement
District, Certificates of
Indebtedness (Insured; FGIC)	4.00	3/1/10	1,095,000	1,104,176
Plaquemines Parish Law Enforcement
District, Certificates of
Indebtedness (Insured; FGIC)	4.50	3/1/11	1,145,000	1,175,480
Maine—1.6%
Maine Educational Loan Marketing
Corporation, Subordinate
Student Loan Revenue	6.50	11/1/09	2,195,000	2,246,363
Massachusetts—3.9%
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.15	12/1/07	1,550,000	1,551,876
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.35	12/1/10	3,800,000	3,919,282
Michigan—1.9%
Michigan Hospital Finance
Authority, HR (Oakwood
Obligated Group)	5.00	11/1/10	1,500,000	1,547,790
Michigan Strategic Fund,
LOR (The Dow Chemical
Company Project)	4.60	6/1/08	1,075,000	1,079,332
Nebraska—2.2%
University of Nebraska Board of
Regents, Revenue (University
of Nebraska-Lincoln Memorial
Stadium Project)	5.00	11/1/07	3,035,000	3,039,006
New Jersey—4.4%
Bayonne,
BAN	4.75	10/26/07	1,000,000	1,000,280
Bayonne,
BAN	5.00	10/26/07	2,095,960	2,096,819

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Bayonne,
TAN	5.00	9/18/08	2,000,000	2,008,920
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.25	6/1/11	1,000,000	989,070
New Mexico—1.8%
Farmington,
PCR (Southern California
Edison Company Four Corners
Project) (Insured; FGIC)	3.55	4/1/10	1,800,000	1,791,504
Jicarilla Apache Nation,
Revenue	4.00	9/1/08	765,000	767,257
New York—14.8%
Hempstead Town Industrial
Development Agency, RRR
(American Ref-Fuel Company of
Hempstead Project)	5.00	6/1/10	1,000,000	1,013,640
New York City Housing Development
Corporation, MFHR	4.25	5/1/10	2,000,000	2,023,380
New York City Housing Development
Corporation, MFHR	3.95	11/1/10	4,500,000	4,506,210
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.00	1/1/08	1,000,000	1,003,320
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.00	1/1/10	3,000,000	3,078,330
New York State Dormitory
Authority, Revenue (State
University Educational Facilities)	5.50	5/15/10	1,800,000	1,885,716
New York State Housing Finance
Agency, MFHR (Crotona Estates
Apartments)	3.95	8/15/10	1,085,000	1,085,488
New York State Housing Finance
Agency, MFHR (Highland Avenue
Senior Apartments)	4.40	2/15/11	2,000,000	2,013,460

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Housing
Finance Agency, MFHR
(Park Drive Manor II
Apartments) (LOC: NBT Bank
and The Bank of New York)	4.13	8/15/11	1,000,000	1,004,770
New York State Power Authority,
Revenue	5.00	11/15/09	2,000,000	2,063,700
Suffolk County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Jefferson’s
Ferry Project)	4.20	11/1/08	845,000	843,411
North Carolina—5.6%
Fayetteville Public Works
Commission, Revenue
(Insured; FSA)	3.55	1/15/08	720,000	719,618
North Carolina Infrastructure
Finance Corporation, COP
(State of North Carolina 2005
Capital Improvements)	5.00	2/1/11	2,780,000	2,900,040
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Deerfield Episcopal
Retirement Community)	3.80	11/1/09	500,000	496,860
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Cypress Glen
Retirement Community)	3.80	10/1/07	3,650,000	3,649,672
Ohio—7.8%
Cuyahoga County,
Housing Revenue (Riverside
Park Homes Project)	3.90	11/1/09	2,300,000	2,303,243
Hamilton County,
Local District Cooling
Facilities Revenue
(Trigen-Cinergy Solutions of
Cincinnati LLC Project)	4.60	6/1/09	2,000,000	1,993,740

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Lorain County,
Hospital Facilities Revenue
and Improvement (Catholic
Healthcare Partners)	5.25	10/1/07	3,515,000	3,515,422
Ohio Water Development Authority,
PCR (The Cleveland Electric
Illuminating Company Project)	3.75	10/1/08	3,000,000	2,998,380
Oklahoma—1.4%
Oklahoma Development Finance
Authority, LR (Oklahoma State
System Higher Education)
(Insured; MBIA)	3.00	12/1/08	800,000	793,552
Tulsa County Independent
School District Number 5,
Combined Purpose	4.00	7/1/08	1,160,000	1,164,814
Pennsylvania—3.0%
Allegheny County Hospital
Development Authority, HR
(Jefferson Regional
Medical Center)	4.10	5/1/09	525,000	523,903
Allegheny County Hospital
Development Authority, HR
(Jefferson Regional
Medical Center)	4.20	5/1/10	550,000	548,581
Allegheny County Industrial
Development Authority, EIR
(USX Corporation Project)	4.75	11/1/11	2,000,000	2,034,780
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (The Children’s
Hospital of Philadelphia Project)	4.25	7/1/11	1,000,000	1,016,450
Rhode Island—1.9%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue)	5.00	5/15/11	2,600,000	2,685,592

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina—1.9%
Orangeburg Joint Governmental
Action Authority, Capital Projects
Sales and Use Tax Revenue
(Orangeburg County, South
Carolina Project) (Insured; MBIA)	5.00	4/1/12	2,000,000	2,115,980
Spartanburg,
Water System Revenue
(Insured; FSA)	4.00	6/1/11	500,000	508,100
Tennessee—1.5%
Memphis-Shelby County Airport
Authority, Special Facilities
Revenue (Federal Express
Corporation)	5.00	9/1/09	2,000,000	2,035,340
Texas—5.0%
Bexar County Health Facilities
Development Corporation,
Revenue (Army Retirement
Residence Foundation Project)	5.00	7/1/11	605,000	618,564
Houston,
Airport System Subordinate
Lien Revenue (Insured; FGIC)	6.00	7/1/11	4,200,000	4,309,914
Texas Municipal Gas Acquisition
and Supply Corporation I, Gas
Supply Revenue	3.91	12/15/09	2,000,000 [a]	1,978,880
Virginia—7.7%
Hopewell,
Public Improvement	5.00	7/15/09	3,250,000	3,253,575
Peninsula Ports Authority,
Coal Terminal Revenue
(Dominion Terminal Associates
Project—DETC Issue)	3.30	10/1/08	1,135,000	1,127,566
Riverside Regional Jail Authority,
Jail Facility Senior RAN	4.25	7/1/10	2,000,000	2,023,400
Tobacco Settlement Financing
Corporation of Virginia, Tobacco
Settlement Asset-Backed Bonds	4.00	6/1/09	3,265,000 [b]	3,269,996

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia (continued)
Western Virginia Regional Jail
Authority, Regional Jail
Facility RAN	4.13	12/1/09	1,000,000	1,007,950
Washington—.7%
Washington,
COP (Department of Ecology)
(Insured; AMBAC)	4.50	4/1/08	1,000,000	1,004,820
Wisconsin—1.8%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.50	6/1/10	1,500,000	1,536,360
Wisconsin Health and Educational
Facilities Authority, Revenue
(Froedtert and Community
Health, Inc. Obligated Group)	5.00	4/1/10	1,000,000	1,026,400
Total Long-Term Municipal Investments
(cost $128,533,324)				128,631,059

Short-Term Municipal
Investments—7.5%

Kansas—.7%
Kansas Development Finance
Authority, Revenue (Sisters of
Charity of Leavenworth Health
System) (Liquidity Facility;
JPMorgan Chase Bank)	4.04	10/1/07	1,000,000 [c]	1,000,000
Maryland—3.3%
Carroll County,
Revenue (Fairhaven and Copper
Ridge—Episcopal Ministries
to the Aging Inc. Obligated
Group Issue) (Insured; Radian
Group and Liquidity Facility;
Branch Banking and Trust Co.)	5.50	10/7/07	4,565,000 [c]	4,565,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—1.4%
Allegheny County Industrial
Development Authority, Senior
Health and Housing Facilities
Revenue, Refunding (Longwood
at Oakmont Project) (Insured;
Radian Group and Liquidity
Facility; National City Bank)	5.90	10/1/07	2,000,000 [c]	2,000,000
Tennessee—2.1%
Blount County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; AMBAC and Liquidity
Facility: KBC Bank and
Landesbank-Baden Wurttemberg)	4.10	10/1/07	1,000,000 [c]	1,000,000
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; AMBAC and Liquidity
Facility; JPMorgan Chase Bank)	4.10	10/1/07	1,840,000 [c]	1,840,000
Total Short-Term Municipal Investments
(cost $10,405,000)				10,405,000

Total Investments (cost $138,938,324)			100.0%	139,036,059

Liabilities, Less Cash and Receivables			(.0%)	(17,036)

Net Assets			100.0%	139,019,023

a Variable rate security—interest rate subject to periodic change. b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. c Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	22.1
AA		Aa		AA	19.6
A		A		A	22.6
BBB		Baa		BBB	18.2
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	7.5
Not Rated [d]		Not Rated [d]		Not Rated [d]	9.9
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	138,938,324	139,036,059
Cash		187,878
Interest receivable		1,913,420
Receivable for shares of Beneficial Interest subscribed		661
Prepaid expenses		15,708
		141,153,726

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		87,149
Payable for investment securities purchased		1,923,548
Payable for shares of Beneficial Interest redeemed		68,581
Accrued expenses		55,425
		2,134,703

Net Assets ($)		139,019,023

Composition of Net Assets ($):
Paid-in capital		145,972,147
Accumulated undistributed investment income—net		40,155
Accumulated net realized gain (loss) on investments		(7,091,014)
Accumulated net unrealized appreciation
(depreciation) on investments		97,735

Net Assets ($)		139,019,023

Net Asset Value Per Share
	Class B	Class D

Net Assets ($)	461,241	138,557,782
Shares Outstanding	36,506	10,965,812

Net Asset Value Per Share ($)	12.63	12.64

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2007 (Unaudited)

Investment Income ($):
Interest Income	2,795,838
Expenses:
Management fee—Note 3(a)	354,651
Distribution fees—Note 3(b)	72,896
Shareholder servicing costs—Note 3(c)	46,502
Professional fees	27,102
Registration fees	17,769
Prospectus and shareholders’ reports	8,871
Custodian fees—Note 3(c)	6,276
Trustees’ fees and expenses—Note 3(d)	2,715
Loan commitment fees—Note 2	483
Miscellaneous	13,666
Total Expenses	550,931
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(1,987)
Net Expenses	548,944
Investment Income—Net	2,246,894

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(135,131)
Net unrealized appreciation (depreciation) on investments	177,554
Net Realized and Unrealized Gain (Loss) on Investments	42,423
Net Increase in Net Assets Resulting from Operations	2,289,317

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007

Operations ($):
Investment income—net	2,246,894	4,792,857
Net realized gain (loss) on investments	(135,131)	(813,164)
Net unrealized appreciation
(depreciation) on investments	177,554	1,480,718
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,289,317	5,460,411

Dividends to Shareholders from ($):
Investment income—net:
Class B	(6,524)	(18,804)
Class D	(2,200,215)	(4,680,224)
Total Dividends	(2,206,739)	(4,699,028)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class B	—	191,953
Class D	4,076,860	16,542,964
Dividends reinvested:
Class B	3,829	11,109
Class D	1,910,588	4,098,457
Cost of shares redeemed:
Class B	(381,265)	(390,071)
Class D	(14,020,912)	(67,718,108)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(8,410,900)	(47,263,696)
Total Increase (Decrease) in Net Assets	(8,328,322)	(46,502,313)

Net Assets ($):
Beginning of Period	147,347,345	193,849,658
End of Period	139,019,023	147,347,345
Undistributed investment income—net	40,155	—

	Six Months Ended
	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007

Capital Share Transactions:
Class B [a]
Shares sold	—	15,258
Shares issued for dividends reinvested	304	881
Shares redeemed	(30,234)	(30,976)
Net Increase (Decrease) in Shares Outstanding	(29,930)	(14,837)

Class D [a]
Shares sold	323,331	1,312,879
Shares issued for dividends reinvested	151,494	325,255
Shares redeemed	(1,112,237)	(5,376,668)
Net Increase (Decrease) in Shares Outstanding	(637,412)	(3,738,534)

a During the period ended September 30, 2007, 43,240 Class B shares representing $763,263 were automatically converted to 45,529 Class D shares and during the period ended March 31, 2007, 289 Class B shares representing $3,624 were automaticaly converted to 289 Class D shares.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
September 30, 2007			Year Ended March 31,

Class B Shares	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value,
beginning of period	12.63	12.57	12.65	12.93	12.98	13.06
Investment Operations:
Investment income—net [b]	.13	.25	.19	.18	.22	.01
Net realized and unrealized
gain (loss) on investments	.01	.05	(.08)	(.28)	(.05)	(.08)
Total from Investment Operations	.14	.30	.11	(.10)	.17	(.07)
Distributions:
Dividends from
investment income—net	(.14)	(.24)	(.19)	(.18)	(.22)	(.01)
Dividends from net realized
gain on investments	—	—	—	(.00)[c]	—	—
Total Distributions	(.14)	(.24)	(.19)	(.18)	(.22)	(.01)
Net asset value, end of period	12.63	12.63	12.57	12.65	12.93	12.98

Total Return (%) [d]	1.08[e]	2.39	.88	(.74)	1.35	(.50)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.75[f]	1.72	1.70	1.65	1.69	1.83[f]
Ratio of net expenses
to average net assets	1.75[f]	1.72	1.70	1.65	1.69	1.83[f]
Ratio of net investment income
to average net assets	2.21[f]	1.94	1.50	1.42	1.67	1.91[f]
Portfolio Turnover Rate	27.18[e]	48.86	45.00	33.55	38.06	77.91

Net Assets, end of period
($ x 1,000)	461	839	1,021	1,795	1,292	106

a	From March 12, 2003 (commencement of initial offering) to March 31, 2003.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

Six Months Ended
September 30, 2007			Year Ended March 31,

Class D Shares	(Unaudited)	2007	2006[a]	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	12.63	12.57	12.66	12.93	12.98	12.91
Investment Operations:
Investment income—net [b]	.20	.36	.31	.30	.35	.43
Net realized and unrealized
gain (loss) on investments	.01	.06	(.09)	(.27)	(.05)	.08
Total from Investment Operations	.21	.42	.22	.03	.30	.51
Distributions:
Dividends from
investment income—net	(.20)	(.36)	(.31)	(.30)	(.35)	(.44)
Dividends from net realized
gain on investments	—	—	—	(.00)[c]	—	(.00)[c]
Total Distributions	(.20)	(.36)	(.31)	(.30)	(.35)	(.44)
Net asset value, end of period	12.64	12.63	12.57	12.66	12.93	12.98

Total Return (%)	1.65[d]	3.37	1.75	.26	2.31	3.99

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77[e]	.76	.76	.74	.75	.72
Ratio of net expenses
to average net assets	.77[e]	.76	.76	.74	.75	.72
Ratio of net investment income
to average net assets	3.16[e]	2.89	2.44	2.34	2.68	3.34
Portfolio Turnover Rate	27.18[d]	48.86	45.00	33.55	38.06	77.91

Net Assets, end of period
($ x 1,000)	138,558	146,509	192,828	223,267	276,976	321,379

[a]	On January 26, 2006, the fund’s Board of Trustees approved, effective as of the close of business on March 24, 2006
(the Effective Date) reclassifying all of the fund’s Class A and Class P shares as Class D shares of the fund.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1,2007,Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class B and Class D. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class D shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $6,680,199 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2007. If not applied, $5,399,245 of the carryover expires in fiscal 2011, $44,004 expires in fiscal 2012, $278,375 expires in fiscal 2014 and $958,575 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2007 was as follows: tax exempt income $4,699,028. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed with respect to Class D shares, 1 1 / 2 % of the value of the fund’s average daily net assets, attributable to Class D shares, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended September 30, 2007, there was no expense reimbursement pursuant to the Agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended September 30, 2007, the Distributor retained $2,777 from CDSC on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class D shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B shares and .10% of the value of the average daily net assets of Class D shares. During the period ended September 30, 2007, Class B and Class D shares were charged $2,268 and $70,628, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class B shares pay the distributor at an annual rate of .25% of the value of the average daily net assets of Class B shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2007, Class B shares were charged $756, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2007, the fund was charged $22,481, pursuant to the transfer agency agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with the Bank of New York, for providing custodial services for the fund for three months ended September 30, 2007, the fund was charged $4,193. Prior to becoming an affiliate,The Bank of New York was paid $2,083 for custody services to the fund for the three months ended June 30, 2007.

During the period ended September 30, 2007, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consists of: management fees $56,948, Rule 12b-1 distribution plan fees $11,640, shareholder services plan fees $96, custodian fees $8,134 and chief compliance officer fees $2,411 and transfer agency per account fees $7,920.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2007, amounted to $35,689,760 and $38,418,387, respectively.

At September 30, 2007, accumulated net unrealized appreciation on investments was $97,735, consisting of $265,014 gross unrealized appreciation and $167,279 gross unrealized depreciation.

At September 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 19 and 20, 2007, the Board considered the re-approval for an annual period (through August 31, 2008) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the performance of the fund’s Class D shares and to a group of retail no-load short municipal debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail no-load short municipal debt funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2007.The Board members noted that the total return performance was variously above or at the Performance Group medians in three of the six periods shown and above or at the Performance Universe medians in four of the six periods shown; the Board members noted the relatively narrow deviation of the fund’s performance from the Performance Group and the Performance Universe medians for a majority of the periods when the fund’s performance was below the medians.The Board members noted that the fund’s yield variously was above, at and below the Performance Group medians for the ten one-year periods and was above the Performance Universe medians for eight of the ten one-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of its Lipper category average for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s management fee and Class D share expense ratio were higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus stated that there was one other mutual fund managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies and included within the fund’s Lipper category (the “Similar Fund”) and stated that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board members con-

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

sidered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 33

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Short Intermediate Municipal Bond Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 26, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	November 26, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)